Term Loan	12 Months Ended
Jul. 31, 2019
Borrowings [abstract]
Term Loan

16. Term Loan

Term Loan

On February 15, 2019, the Company entered into a syndicated credit facility with Canadian Imperial Bank of Commerce (“CIBC”) as Sole Bookrunner, Co-Lead Arranger and Administrative Agent and Bank of Montreal as Co-Lead Arranger and Syndication Agent (together “the Lenders”). The Lenders will provide the Company up to $65 million in secured debt financing at a rate of interest that is expected to average in the mid-to-high 5% per annum range. The credit facility consists of a $50 million term loan and a $15 million revolving loan with an uncommitted option to increase the facility up to $135 million. Both loans mature in 2022. The Company may repay the loan without penalty, at any time and contains customary financial and restrictive covenants. The Company shall repay at minimum 2.5% of the outstanding balance each quarter per the terms of the credit facility agreement. The term loan possess several covenants which the Company has met as of July 31, 2019, including maintaining a minimum cash balance of $15,000 up to and including January 31, 2020.

On February 14, 2019, the Company received $35,000 and incurred financing costs to secure the loan of $1,347.

As of July 31, 2019, the Company has drawn a total of $35,000 on the term loan, of which $3,500 is due within 12 months in according with the terms of the credit facility. Carrying value net of deferred financing costs of total term loan is $33,374.

The total interest expense and total interest capitalized was $252 and $511, respectively. The total accretion of deferred financing costs was $387 for the year ended July 31, 2019.

The following table illustrates the continuity schedule of the term loan:

Term Loan	Current	Long term
July 31, 2018	$–	$–
Term loan
Additions	–	35,000
Adjustments	3,500	(3,500)
Repayments	(87)	(788)
	$3,413	$30,712
Deferred financing costs
Additions	(296)	(1,347)
Adjustments	–	296
Realized expense	–	596
July 31, 2019	$3,117	$30,257